                                                                  EXHIBIT 10.41

                                RELEASE OF PLEDGE



         THIS RELEASE OF PLEDGE (this "RELEASE") is dated as of December 21, 1999, and is made by BANKERS TRUST COMPANY as Collateral Agent under that certain Pledge Agreement dated as of June 25, 1998 (the "PLEDGE AGREEMENT") by and between BMC Industries, Inc. ("BMC") and Bankers Trust Company ("COLLATERAL AGENT").

         The pledge made by BMC to Collateral Agent of 65% of the equity of Buckbee-Mears Europe GmbH under the Pledge Agreement is hereby released.




                                            BANKERS TRUST COMPANY, as
                                            Collateral Agent

                                            By:   /s/Robert R. Telesca
                                               -------------------------------
                                            Name:   Robert R. Telesca
                                                 -----------------------------
                                            Title:   Assistant Vice President
                                                  ----------------------------